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THE INDIA FUND, INC.
345 PARK AVENUE
NEW YORK, NEW YORK 10154

July 3, 2006

To Stockholders of The India Fund, Inc.:

The India Fund, Inc. (NYSE: IFN; the “Fund”) is conducting a rights offering to holders of its common stock (the “Offer”). Below is a brief description of the Offer. For further information, please refer to the attached Prospectus.

•	You will receive one right for each whole share of common stock that you hold of record as of July 3, 2006.

•	You need three rights to purchase one share at the subscription price described below.

•	The rights are non-transferable.

•	The Offer will expire at 5:00 p.m., Eastern daylight time, on August 4, 2006, unless extended.

•	If you decide to participate in the Offer, please follow the procedures set forth on pages 21-23 of the attached Prospectus.

•	The subscription price will be equal to 95% of the net asset value per share of the Fund’s common stock at the close of business on the date on which the Offer expires.

For example, on June 23, 2006, the last reported sale price of a share of the Fund’s common stock on the New York Stock Exchange was $44.98, representing a 27.7% premium to the Fund’s net asset value per share of $35.23. Assuming the Offer expired at the close of business on June 23, 2006, the subscription price would have been $33.47. In this example, the subscription price would have been a 34.4% discount to the share price of the Fund’s common stock. Although the Fund’s shares have recently traded on the New York Stock Exchange at a premium to their net asset value, the Fund’s shares have in the past and may in the future trade at a discount to net asset value.

The Fund makes its net asset value per share available by telephone toll-free at 1-866-800-8933 and on the Internet at www.blackstone.com. Because the subscription price will be less than the net asset value per share, the Offer will result in an immediate dilution of the net asset value per share of all stockholders, and stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund.

For further information regarding the Offer, please read the attached Prospectus or contact Georgeson Shareholder Communications Inc., the Fund’s information agent, at 1-866-297-1264.

Sincerely,

Prakash Melwani,
Director and President

Investing in the Fund’s common stock involves certain risks, including risks arising from investing in securities of Indian companies. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund. You should carefully read the attached Prospectus before participating in the Offer.